UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21586
                                                    -----------

                    First Trust Enhanced Equity Income Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2016
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                               ENHANCED EQUITY INCOME FUND (FFA)

                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2016

CHARTWELL INVESTMENT PARTNERS
------------------------------------------
Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  14
Report of Independent Registered Public Accounting Firm.....................  20
Additional Information......................................................  21
Board of Trustees and Officers..............................................  24
Privacy Policy..............................................................  26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016


Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a performance analysis and the financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Enhanced Equity Income Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
"AT A GLANCE"
AS OF DECEMBER 31, 2016 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FFA
Common Share Price                                           $13.51
Common Share Net Asset Value ("NAV")                         $15.23
Premium (Discount) to NAV                                    (11.29)%
Net Assets Applicable to Common Shares                 $304,114,249
Current Quarterly Distribution per Common Share (1)          $0.240
Current Annualized Distribution per Common Share             $0.960
Current Distribution Rate on Common Share Price (2)            7.11%
Current Distribution Rate on NAV (2)                           6.30%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
           Common Share Price    NAV
           $12.37                $14.06
            11.78                 13.74
            11.91                 13.90
1/16        12.17                 14.15
            11.83                 13.68
            11.74                 13.60
            12.06                 13.98
2/16        12.33                 14.15
            12.69                 14.53
            12.81                 14.69
            12.96                 14.88
3/16        12.57                 14.51
            12.79                 14.75
            12.70                 14.61
            12.91                 14.83
            13.04                 14.93
4/16        12.90                 14.72
            12.80                 14.63
            12.66                 14.55
            12.78                 14.67
5/16        13.06                 14.96
            13.21                 14.96
            13.16                 14.96
            13.05                 14.84
6/16        12.75                 14.35
            13.01                 14.79
            13.06                 14.97
            13.22                 15.11
            13.39                 15.13
7/16        13.40                 15.11
            13.39                 15.21
            13.43                 15.21
            13.55                 15.30
8/16        13.81                 15.22
            14.04                 15.30
            13.58                 14.90
            13.55                 15.01
            13.49                 14.96
9/16        13.36                 15.02
            13.45                 14.93
            13.43                 14.81
            13.55                 14.88
10/16       13.31                 14.76
            12.61                 14.46
            13.18                 14.97
            13.30                 15.07
11/16       13.55                 15.21
            13.30                 15.08
            13.55                 15.43
            13.84                 15.51
            13.55                 15.35
12/16       13.51                 15.23

---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                Average Annual Total Return
                                                   ------------------------------------------------------
                                    1 Year Ended   5 Years Ended   10 Years Ended   Inception (8/26/2004)
                                     12/31/2016     12/31/2016       12/31/2016         to 12/31/2016
FUND PERFORMANCE (3)
NAV                                    9.18%          11.53%           6.49%                6.71%
Market Value                           9.98%          12.07%           5.36%                5.28%

INDEX PERFORMANCE
S&P 500(R) Index                       11.96%         14.66%           6.95%                8.12%
BXM Index                              7.07%           7.24%           4.28%                5.24%
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Apple, Inc.                                   4.8%
Microsoft Corp.                               3.6
General Electric Co.                          2.8
Pfizer, Inc.                                  2.5
First Republic Bank                           2.4
SPDR(R) S&P 500(R) ETF Trust                  2.4
PepsiCo, Inc.                                 2.2
Carnival Corp.                                2.1
Merck & Co., Inc.                             2.1
JPMorgan Chase & Co.                          2.1
-----------------------------------------------------
                                     Total   27.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Information Technology                       19.4%
Financials                                   14.0
Health Care                                  13.5
Consumer Staples                             13.0
Consumer Discretionary                       11.6
Energy                                        9.2
Industrials                                   7.5
Materials                                     2.6
Utilities                                     2.4
Real Estate                                   2.3
Telecommunication Services                    2.1
Other                                         2.4
-----------------------------------------------------
                                     Total  100.0%
                                            ======

(1) Most recent distribution paid or declared through 12/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

Chartwell Investment Partners, LLC ("Chartwell"), a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND
The investment objective of First Trust Enhanced Equity Income Fund (the "Fund") is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

MARKET RECAP

2016 was a year of both volatility and surprises not only in the stock market but in the oil and fixed-income markets as well. The S&P 500(R) Index ("Index") swung 24.2% between its high and low (2,271.72 and 1,829.08, respectively) for the year. A barrel of West Texas Intermediate crude oil essentially doubled from its low price of $26.21/barrel on February 11, 2016, to its closing price of $53.72/barrel on December 31, 2016. The 10-year Treasury started with a yield of 2.30%, dropped to a low of 1.36% in early July and then closed the year at 2.48%. This volatility, in our opinion, was driven by the various surprises that occurred during the year. In no particular order, the markets had to deal with vast fluctuations in the Chinese currency and stock market, Federal Reserve officials indicating the possibility of as many as four short-term rate hikes, the British people voting to leave the European Union (also known as "Brexit") and what could be the largest of the surprises - Donald Trump's political rise; first receiving the Republican nomination and then winning the general election to become the President of the United States. However, despite the unexpected events and significant volatility, the Index returned 11.96% (inclusive of dividends) for the year ended December 31, 2016. Such a positive return did not seem likely in early February as the Index fell 10.3% (inclusive of dividends) through February 11, which represented the worst 28 trading days to start a year in 68 years. During that period, it seemed as though the markets were anticipating a coordinated global recession. However, several things occurred around February 12 which made the fear of global recession fade and allowed the stock market to more than recover its losses. Among them were: better U.S. economic data; OPEC (The Organization of the Petroleum Exporting Countries) was rumored to be discussing a production freeze which reversed the slide in oil prices; with oil prices recovering, fears over bank credit profiles eased; and various speakers from the Federal Reserve talked down the possibility of the previously mentioned four rate hikes. Volatility in the first half of the year drove investors into certain groups of stocks that are considered more 'safe' than other groups. However, as the year progressed and economic data continued to show that global growth was not receding but could be moving higher, the stock market rotated out of those safe-haven groups and began to bid up the more cyclical groups in the market. And then, as the campaign for the U.S. Presidency continued and culminated in Donald Trump's victory, the market came to believe there would be increasing fiscal stimulus and lower taxes and the rally pressed onwards (reaching multiple all-time highs along the way) with the Index rising 4.6% after the election to close at 2,238.83 just a little more than 1.4% off its all-time-high.

PERFORMANCE SUMMARY

For the year ended December 31, 2016, the Fund's net asset value ("NAV") and market value total returns(1) were 9.18% and 9.98%, respectively, on a total return basis. The Index returned 11.96% on a total return basis over the same period. The covered call options program had a negative influence on the Fund's return during the period, the size of which was in line with our expectations given the solid positive return of the Index. There were several other headwinds that hurt the portfolio's relative performance during the year. The first part of the year saw performance concentrated within a few "safe-haven" groups;

-----------------------------

(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales loads and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

namely Utilities, Telecommunications and Consumer Staples. In fact, 65% of the Index's return for the first six months of the year came from those three groups which only comprised 16.5% of the Index's weighting. Such concentration of performance made it difficult for the Fund to outperform the Index during that period. Then, in the second half of the year, the stocks that outperformed were small, more cyclical in nature and carried a higher beta (beta is a measure of price volatility compared to the Index). The Fund did not have enough exposure to those types of stocks since it focuses generally on higher quality companies that tend to have less extreme betas. Within the portfolio, the largest detractor to relative performance was the Capital Goods group with stock selection within the group responsible for the majority of the underperformance. An overweight in Honeywell International (which was up 15%) was not enough to offset the underweights in various stocks in the group that were up anywhere between 20% and 60%. Also hurting relative performance was stock selection in the Food and Staples Retailing group where an overweight in CVS Corp (-17.8%) was the largest negative contributor. Lastly, the Energy group was a negative for the portfolio. The portfolio had exposure to several exploration and production ("E&P") companies which had strong price increases (HES +24.5%, MRO +12.4%) but did not have exposure to some of the, in our opinion, more speculative E&P's which had much better returns. On the positive side, stock selection in the Semiconductor and Semiconductor Equipment group was very strong. NVIDIA Corp. (+226.9%), Micron Technology (+54.8%) and Applied Materials (+75.7%) led the way. In addition, stock selection within the Media, Financial, and Pharmaceuticals, Biotechnology and Life Sciences groups was beneficial to relative performance.

MARKET OUTLOOK

The Index attained an all-time closing high of 2,271.72 on December 13, 2016, and it closed 2016 down a little more than 1.4% from that record level. 2016 was the eighth positive year in a row (inclusive of dividends) for the Index. For those eight years, the market rose 194% cumulatively which represents a 14.5% compound annual growth rate. For the last five years, the Index was up 14.7% on a compound annual basis. Can the market maintain this strong uptrend? We believe that depends on the answers to a myriad of questions that remain unanswered. In our opinion, the last leg of this move upwards was the result of the market anticipating passage of some of Donald Trump's mostly pro-growth policy proposals. Lower corporate and individual tax rates, the promise of lower regulation and the possibility of significant infrastructure spending are some of the items the market is anticipating. Will they come to fruition and thereby bring the U.S. economy out of the sluggish growth mode it has been in for some time now? Other questions are: How quickly and to what level will the Federal Reserve raise short-term interest rates after its recent second rate hike? What will be the impact of those future hikes (assuming they occur) on the economy? Will China be able to maneuver through its economic transition? Will Italian banks have to be bailed out by the European Central Bank? What will the outcome of elections in Germany and other European countries be and what will they signal? These uncertainties can provide positive impetus to stock prices if they are resolved in a market friendly manner, in our opinion. Given valuations in the equity markets are above longer-term averages and higher interest rates (which are typically viewed as a headwind to equity valuations) appear to be coming, we believe that earnings growth will have to improve in order for the equity market to move substantially higher. While earnings growth may have proven to be more difficult recently, we believe that companies have learned how to operate well in the low growth environment and that some of the bigger restraints to total earnings growth (e.g. lower oil prices, stronger dollar) may be less of a restraint on growth. Absent a global recession, we believe revenues should move higher and companies will continue to be vigilant on controlling costs thereby keeping margins at or near current high levels. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases which should help corporations in their search for earnings growth. Despite being slightly higher and modestly increasing, interest rates are still lower than normal and should continue to facilitate these corporate actions.

Our position is essentially unchanged. Despite the uncertainties, we believe the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should begin to grow as well. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market above long-term averages, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines, in our opinion. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS - 93.5%

              AEROSPACE & DEFENSE - 1.4%
      30,000  Raytheon Co. (a)...................................  $    4,260,000
                                                                   --------------

              AIR FREIGHT & LOGISTICS - 1.5%
      24,500  FedEx Corp. (a)....................................       4,561,900
                                                                   --------------

              AUTOMOBILES - 1.5%
     130,000  General Motors Co. (a).............................       4,529,200
                                                                   --------------

              BANKS - 7.4%
     150,000  Bank of America Corp. (a)..........................       3,315,000
      80,000  First Republic Bank (a)............................       7,371,200
      75,000  JPMorgan Chase & Co. (a)...........................       6,471,750
     100,000  Wells Fargo & Co. (a)..............................       5,511,000
                                                                   --------------
                                                                       22,668,950
                                                                   --------------

              BEVERAGES - 4.5%
      37,500  Anheuser-Busch InBev SA/NV, ADR (a)................       3,954,000
      20,000  Constellation Brands, Inc., Class A................       3,066,200
      65,000  PepsiCo, Inc. (a)..................................       6,800,950
                                                                   --------------
                                                                       13,821,150
                                                                   --------------

              BIOTECHNOLOGY - 2.6%
      37,500  Celgene Corp. (a) (b)..............................       4,340,625
      48,700  Gilead Sciences, Inc. (a)..........................       3,487,407
                                                                   --------------
                                                                        7,828,032
                                                                   --------------

              CAPITAL MARKETS - 1.6%
     120,000  Charles Schwab (The) Corp. (a).....................       4,736,400
                                                                   --------------

              CHEMICALS - 2.6%
      60,000  Dow Chemical (The) Co. (a).........................       3,433,200
      30,000  LyondellBasell Industries N.V., Class A (a)........       2,573,400
      20,000  PPG Industries, Inc................................       1,895,200
                                                                   --------------
                                                                        7,901,800
                                                                   --------------

              COMMUNICATIONS EQUIPMENT - 2.9%
     170,000  Cisco Systems, Inc. (a)............................       5,137,400
      30,000  Palo Alto Networks, Inc. (b).......................       3,751,500
                                                                   --------------
                                                                        8,888,900
                                                                   --------------

              CONSUMER FINANCE - 1.2%
      51,500  American Express Co. (a)...........................       3,815,120
                                                                   --------------

              DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
      70,000  AT&T, Inc. (a).....................................       2,977,100
      32,000  SBA Communications Corp., Class A (a) (b)..........       3,304,320
                                                                   --------------
                                                                        6,281,420
                                                                   --------------

              ELECTRIC UTILITIES - 1.2%
     110,000  PPL Corp. (a)......................................       3,745,500
                                                                   --------------

              ENERGY EQUIPMENT & SERVICES - 2.3%
      40,000  Helmerich & Payne, Inc.............................       3,096,000
      46,000  Schlumberger, Ltd. (a).............................       3,861,700
                                                                   --------------
                                                                        6,957,700
                                                                   --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

              FOOD & STAPLES RETAILING - 3.0%
      27,000  Costco Wholesale Corp. (a).........................  $    4,322,970
      60,000  CVS Health Corp. (a)...............................       4,734,600
                                                                   --------------
                                                                        9,057,570
                                                                   --------------

              FOOD PRODUCTS - 1.3%
      45,000  Kraft Heinz (The) Co. (a)..........................       3,929,400
                                                                   --------------

              HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
      75,000  Medtronic PLC (a)..................................       5,342,250
                                                                   --------------

              HEALTH CARE PROVIDERS & SERVICES - 1.7%
      32,000  UnitedHealth Group, Inc. (a).......................       5,121,280
                                                                   --------------

              HOTELS, RESTAURANTS & LEISURE - 2.1%
     125,000  Carnival Corp. (a).................................       6,507,500
                                                                   --------------

              HOUSEHOLD DURABLES - 1.5%
     100,000  Newell Brands, Inc. (a)............................       4,465,000
                                                                   --------------

              INDUSTRIAL CONGLOMERATES - 4.6%
     265,000  General Electric Co. (a)...........................       8,374,000
      47,500  Honeywell International, Inc. (a)..................       5,502,875
                                                                   --------------
                                                                       13,876,875
                                                                   --------------

              INSURANCE - 3.7%
      75,000  Arthur J. Gallagher & Co. (a)......................       3,897,000
      40,000  Chubb, Ltd. (a)....................................       5,284,800
      40,000  MetLife, Inc. (a)..................................       2,155,600
                                                                   --------------
                                                                       11,337,400
                                                                   --------------

              IT SERVICES - 1.4%
      42,500  Automatic Data Processing, Inc. (a)................       4,368,150
                                                                   --------------

              LIFE SCIENCES TOOLS & SERVICES - 1.9%
      40,000  Thermo Fisher Scientific, Inc. (a).................       5,644,000
                                                                   --------------

              MEDIA - 4.0%
      80,000  CBS Corp., Class B (a).............................       5,089,600
      80,000  Cinemark Holdings, Inc. (a)........................       3,068,800
      60,000  Comcast Corp., Class A (a).........................       4,143,000
                                                                   --------------
                                                                       12,301,400
                                                                   --------------

              OIL, GAS & CONSUMABLE FUELS - 5.3%
      42,000  Chevron Corp. (a)..................................       4,943,400
      60,000  Hess Corp..........................................       3,737,400
      65,000  HollyFrontier Corp.................................       2,129,400
      75,000  Occidental Petroleum Corp. (a).....................       5,342,250
                                                                   --------------
                                                                       16,152,450
                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

SHARES/UNITS                      DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

              PHARMACEUTICALS - 5.6%
      14,000  Allergan PLC (a) (b)...............................  $    2,940,140
     110,000  Merck & Co., Inc. (a)..............................       6,475,700
     235,000  Pfizer, Inc. (a)...................................       7,632,800
                                                                   --------------
                                                                       17,048,640
                                                                   --------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
     115,000  Applied Materials, Inc. (a)........................       3,711,050
      19,000  Broadcom Ltd. (a)..................................       3,358,630
     150,000  Intel Corp. (a)....................................       5,440,500
     130,000  Micron Technology, Inc. (a) (b)....................       2,849,600
                                                                   --------------
                                                                       15,359,780
                                                                   --------------

              SOFTWARE - 5.2%
     175,000  Microsoft Corp. (a)................................      10,874,500
     130,000  Oracle Corp. (a)...................................       4,998,500
                                                                   --------------
                                                                       15,873,000
                                                                   --------------

              SPECIALTY RETAIL - 1.3%
      29,000  Home Depot (The), Inc. (a).........................       3,888,320
                                                                   --------------

              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.8%
     125,000  Apple, Inc. (a)....................................      14,477,500
                                                                   --------------

              TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      70,000  NIKE, Inc., Class B................................       3,558,100
                                                                   --------------

              TOBACCO - 4.1%
      95,000  Altria Group, Inc. (a).............................       6,423,900
      66,000  Philip Morris International, Inc. (a)..............       6,038,340
                                                                   --------------
                                                                       12,462,240
                                                                   --------------

              WATER UTILITIES - 1.2%
      50,000  American Water Works Co., Inc. (a).................       3,618,000
                                                                   --------------
              TOTAL COMMON STOCKS................................     284,384,927
              (Cost $242,237,094)                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 2.3%

              EQUITY REAL ESTATE INVESTMENT TRUSTS - 2.3%
      50,000  Lamar Advertising Co., Class A (a).................       3,362,000
      21,000  Simon Property Group, Inc. (a).....................       3,731,070
                                                                   --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS................       7,093,070
              (Cost $6,909,625)                                    --------------

MASTER LIMITED PARTNERSHIPS - 1.5%

              OIL, GAS & CONSUMABLE FUELS - 1.5%
      55,000  Energy Transfer Partners, L.P. (a).................       1,969,550
     100,000  Enterprise Products Partners, L.P. (a).............       2,704,000
                                                                   --------------
              TOTAL MASTER LIMITED PARTNERSHIPS..................       4,673,550
              (Cost $2,639,420)                                    --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS - 2.4%

              CAPITAL MARKETS - 2.4%
      32,000  SPDR(R) S&P 500(R) ETF Trust (a)...................  $    7,152,960
              (Cost $6,960,364)                                    --------------

              TOTAL INVESTMENTS - 99.7%..........................     303,304,507
              (Cost $258,746,503) (c)                              --------------


 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.2%)

              Applied Materials, Inc. Call
         350  @ $35.00 due January 2017..........................          (3,500)
                                                                   --------------

              Bank of America Corp. Call
         750  @  24.00 due January 2017..........................          (8,250)
                                                                   --------------

              Carnival Corp. Calls
         275  @  52.50 due January 2017..........................         (25,575)
         325  @  55.00 due January 2017..........................          (6,500)
                                                                   --------------
                                                                          (32,075)
                                                                   --------------

              CBS Corp. Call
         400  @  67.50 due January 2017..........................         (16,400)
                                                                   --------------

              Charles Schwab (The) Corp. Call
         400  @  40.00 due January 2017..........................         (34,000)
                                                                   --------------

              Dow Chemical (The) Co. Call
         200  @  60.00 due January 2017..........................          (3,800)
                                                                   --------------

              Fedex Corp. Call
         100  @ 210.00 due January 2017..........................           (700)
                                                                   --------------

              Hess Corp. Calls
         100  @  67.50 due January 2017..........................          (4,700)
         150  @  70.00 due January 2017..........................          (3,150)
                                                                   --------------
                                                                           (7,850)
                                                                   --------------

              HollyFrontier Corp. Call
         130  @  36.00 due January 2017..........................          (3,250)
                                                                   --------------

              JPMorgan Chase & Co. Call
         400  @  87.50 due January 2017..........................         (39,200)
                                                                   --------------

              Micron Technology, Inc. Call
         300  @  23.00 due January 2017..........................         (12,000)
                                                                   --------------

              S&P 500(R) Index Calls (d)
         300  @  2,280.00 due January 2017.......................        (210,000)
         400  @  2,300.00 due January 2017.......................        (121,200)
                                                                   --------------
                                                                         (331,200)
                                                                   --------------

              UnitedHealth Group, Inc. Call
         125  @  165.00 due January 2017.........................         (20,625)
                                                                   --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

              Wells Fargo & Co. Call
         400  @ $57.50 due January 2017..........................  $      (17,200)
                                                                   --------------
              TOTAL CALL OPTIONS WRITTEN.........................        (530,050)
              (Premiums received $1,214,184)                       --------------


              NET OTHER ASSETS AND LIABILITIES - 0.5%............       1,339,792
                                                                   --------------
              NET ASSETS - 100.0%................................  $  304,114,249
                                                                   ==============

-----------------------------

(a) All or a portion of this security is pledged to cover index call options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $258,605,394. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $54,837,711 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,138,598.

(d) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     -------------    -------------    -------------    -------------
Common Stocks*....................................   $ 284,384,927    $ 284,384,927    $          --    $          --
Real Estate Investment Trusts*....................       7,093,070        7,093,070               --               --
Master Limited Partnerships*......................       4,673,550        4,673,550               --               --
Exchange-Traded Funds*............................       7,152,960        7,152,960               --               --
                                                     -------------    -------------    -------------    -------------
Total Investments.................................   $ 303,304,507    $ 303,304,507    $          --    $          --
                                                     =============    =============    =============    =============

                                                  LIABILITIES TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     -------------    -------------    -------------    -------------
Call Options Written..............................   $    (530,050)   $    (530,050)   $          --    $          --
                                                     =============    =============    =============    =============


* See the Portfolio of Investments for industry breakdown.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS:
Investments, at value
   (Cost $258,746,503)............................................................................   $303,304,507
Cash..............................................................................................      1,046,777
Dividends receivable..............................................................................        650,159
Prepaid expenses..................................................................................          3,912
                                                                                                     ------------
   Total Assets...................................................................................    305,005,355
                                                                                                     ------------

LIABILITIES:
Options written, at value (Premiums received $1,214,184)..........................................        530,050
Payables:
   Investment advisory fees.......................................................................        259,533
   Audit and tax fees.............................................................................         43,319
   Printing fees..................................................................................         23,727
   Administrative fees............................................................................         14,278
   Transfer agent fees............................................................................          8,818
   Custodian fees.................................................................................          4,468
   Legal fees.....................................................................................          3,411
   Financial reporting fees.......................................................................            771
   Trustees' fees and expenses....................................................................             41
Other liabilities.................................................................................          2,690
                                                                                                     ------------
   Total Liabilities..............................................................................        891,106
                                                                                                     ------------
NET ASSETS........................................................................................   $304,114,249
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................................................   $263,631,234
Par value.........................................................................................        199,732
Accumulated net investment income (loss)..........................................................      1,333,882
Accumulated net realized gain (loss) on investments and written options...........................     (6,292,737)
Net unrealized appreciation (depreciation) on investments and written options.....................     45,242,138
                                                                                                     ------------
NET ASSETS........................................................................................   $304,114,249
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..............................   $      15.23
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).......     19,973,164
                                                                                                     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $23,254).............................................   $  7,093,006
Interest..........................................................................................            202
                                                                                                     ------------
   Total investment income........................................................................      7,093,208
                                                                                                     ------------

EXPENSES:
Investment advisory fees..........................................................................      2,952,390
Administrative fees...............................................................................        144,202
Printing fees.....................................................................................         75,905
Audit and tax fees................................................................................         43,622
Transfer agent fees...............................................................................         35,947
Custodian fees....................................................................................         26,180
Trustees' fees and expenses.......................................................................         17,808
Legal fees........................................................................................          9,534
Financial reporting fees..........................................................................          9,250
Other.............................................................................................         33,465
                                                                                                     ------------
   Total expenses.................................................................................      3,348,303
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)......................................................................      3,744,905
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments....................................................................................     12,799,433
   Written options................................................................................     (1,213,045)
                                                                                                     ------------
Net realized gain (loss)..........................................................................     11,586,388
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments....................................................................................      8,521,655
   Written options................................................................................         46,975
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)..............................................      8,568,630
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................     20,155,018
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................   $ 23,899,923
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                      12/31/2016      12/31/2015
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  3,744,905    $  4,166,263
Net realized gain (loss)...........................................................    11,586,388      16,788,987
Net change in unrealized appreciation (depreciation)...............................     8,568,630     (21,431,903)
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from operations....................    23,899,923        (476,653)
                                                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................    (3,566,425)    (12,083,764)
Net realized gain..................................................................    (9,587,119)     (6,691,010)
Return of capital..................................................................    (6,020,694)             --
                                                                                     ------------    ------------

Total distributions to shareholders................................................   (19,174,238)    (18,774,774)
                                                                                     ------------    ------------

Total increase (decrease) in net assets............................................     4,725,685    (19,251,427)

NET ASSETS:
Beginning of period................................................................   299,388,564     318,639,991
                                                                                     ------------    ------------

End of period......................................................................  $304,114,249     299,388,564
                                                                                     ============    ============

Accumulated net investment income (loss) at end of period..........................  $  1,333,882    $    693,703
                                                                                     ============    ============

COMMON SHARES:
Common Shares at end of period*.....................................................   19,973,164      19,973,164
                                                                                     ============    ============

-----------------------------

* On September 15, 2016, the Fund commenced a share repurchase program. The program will continue until the earlier of (i) the repurchase of 998,658 common shares or (ii) March 15, 2017. Since September 15, 2016, the Fund has not repurchased any common shares.


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                     2016          2015        2014 (a)        2013          2012
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period............   $  14.99      $  15.95      $  15.24      $  13.27      $  12.51
                                                   --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       0.19          0.20          0.24          0.21          0.26
Net realized and unrealized gain (loss).........       1.01         (0.22)         1.39          2.66          1.40
                                                   --------      --------      --------      --------      --------
Total from investment operations................       1.20         (0.02)         1.63          2.87          1.66
                                                   --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (0.18)        (0.60)        (0.92)        (0.90)        (0.72)
Net realized gain...............................      (0.48)        (0.34)           --            --            --
Return of capital...............................      (0.30)           --            --            --         (0.18)
                                                   --------      --------      --------      --------      --------
Total distributions to Common Shareholders......      (0.96)        (0.94)        (0.92)        (0.90)        (0.90)
                                                   --------      --------      --------      --------      --------
Net asset value, end of period..................   $  15.23      $  14.99      $  15.95      $  15.24      $  13.27
                                                   ========      ========      ========      ========      ========
Market value, end of period.....................   $  13.51      $  13.20      $  14.34      $  13.32      $  11.84
                                                   ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE (b).......       9.18%         0.72%        11.63%        23.11%        14.18% (c)
                                                   ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (b)..........       9.98%        (1.35)%       14.83%        20.60%        17.68%
                                                   ========      ========      ========      ========      ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $304,114      $299,389      $318,640      $304,297      $265,009
Ratio of total expenses to average net assets...       1.13%         1.12%         1.18%         1.19%         1.21%
Ratio of net investment income (loss) to average
   net assets...................................       1.27%         1.33%         1.54%         1.45%         1.90%
Portfolio turnover rate.........................         32%           45%           44%           40%           66%

-----------------------------

(a) On February 20, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, Inc. ("Chartwell"), which became the Fund's sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the Fund's shareholders voted to approve the new sub-advisory agreement.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) The Fund received reimbursements from Chartwell Investment Partners, L.P. (the predecessor to Chartwell) in the amount of $77,318, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's Managed Assets. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5) price quotes from dealers and/or third-party pricing services; 6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2016, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in "Net realized gain (loss) on investments" on the Statement of Operations. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold securities of publicly-traded REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended December 31, 2016, distributions of $402,800 received from MLPs have been reclassified as return of capital. The cost basis of the applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended December 31, 2016, primarily as a result of distributions in excess of current year taxable income, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $461,699, an increase in accumulated net realized gain (loss) on investments and written options of $1,181,067 and a decrease to paid-in-capital of $1,642,766. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

Distributions paid from:                              2016            2015
Ordinary income................................  $    3,415,478  $   12,083,764
Long-term capital gain.........................       9,738,066       6,691,010
Return of capital..............................       6,020,694              --

As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................  $           --
Undistributed capital gains....................              --
                                                 --------------
Total undistributed earnings...................              --
Accumulated capital and other losses...........              --
Net unrealized appreciation (depreciation).....      44,875,547
                                                 --------------
Total accumulated earnings (losses)............      44,875,547
Other..........................................      (4,592,264)
Paid-in capital................................     263,830,966
                                                 --------------
Net assets.....................................  $  304,114,249
                                                 ==============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2016, the Fund had no pre- or post-enactment capital loss carryforwards for federal income tax purposes.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2016, were $94,095,413 and $109,628,514, respectively.

                           5. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                        NUMBER OF
WRITTEN OPTIONS                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2015...........         7,115            $      974,414
Options Written....................................        75,270                14,468,254
Options Expired....................................       (46,145)               (4,087,873)
Options Exercised..................................        (6,160)                 (400,168)
Options Closed.....................................       (24,975)               (9,740,443)
                                                        ---------            --------------
Options outstanding at December 31, 2016...........         5,105            $    1,214,184
                                                        =========            ==============

The following table presents the types of derivatives held by the Fund at December 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                ---------------------------------------  ---------------------------------------
DERIVATIVE                       STATEMENTS OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT       RISK EXPOSURE     LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION        VALUE
---------------  -------------  --------------------------  -----------  --------------------------  -----------
Written Options  Equity Risk                --                  --       Options written, at value   $   530,050

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2016

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) on written options                       $  (1,213,045)
Net change in unrealized appreciation (depreciation) on written
   options                                                               46,975

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Equity Income Fund, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 22, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 26, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

For the year ended December 31, 2016, the amount of long-term capital gain distributions designated by the Fund was $9,738,066 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2016, 40.08% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 45.27% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2016.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Enhanced Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 16,721,095, the number of votes against was 1,299,842 and the number of broker non-votes was 1,952,227. The number of votes cast in favor of Mr. Nielson was 16,736,669, the number of votes against was 1,284,268 and the number of broker non-votes was 1,952,227. Rickard E. Erickson, Thomas R. Kadlec, and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN           OTHER
                                                                                               THE FIRST TRUST     TRUSTEESHIPS OR
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX        DIRECTORSHIPS
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY           HELD BY
   POSITION WITH THE TRUST         SERVICE (1)                DURING PAST 5 YEARS                  TRUSTEE             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician, Officer, Wheaton Orthopedics;         138         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.           138         Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Fund                                                                     Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial           138         Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                   Company of
120 E. Liberty Drive,           o Since June 2006                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating            138         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                           Covenant
120 E. Liberty Drive,           o Since Fund        Pelita Harapan Educational Foundation                        Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee      o Three-Year Term   Chief Executive Officer, First Trust             138         None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Fund        L.P.; Chairman of the Board of
  Suite 400                       Inception         Directors, BondWave LLC (Software
Wheaton, IL 60187                                   Development Company) and Stonebridge
D.O.B.: 09/55                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)

                               POSITION AND              TERM OF OFFICE
    NAME, ADDRESS                OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND                   SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief         o Indefinite Term         Managing Director and Chief
120 E. Liberty Drive,    Executive Officer                                     Financial Officer (January 2016 to
  Suite 400                                          o Since January 2016      Present), Controller (January 2011 to
Wheaton, IL 60187                                                              January 2016), Senior Vice President
D.O.B.: 01/66                                                                  (April 2007 to January 2016), First
                                                                               Trust Advisors L.P. and First Trust
                                                                               Portfolios L.P.; Chief Financial
                                                                               Officer (January 2016 to Present),
                                                                               BondWave LLC (Software Development
                                                                               Company) and Stonebridge Advisors
                                                                               LLC (Investment Advisor)


Donald P. Swade          Treasurer, Chief            o Indefinite Term         Senior Vice President (July 2016 to
120 E. Liberty Drive,    Financial Officer and                                 Present), Vice President (April 2012
  Suite 400              Chief Accounting Officer    o Since January 2016      to July 2016), First Trust Advisors
Wheaton, IL 60187                                                              L.P. and First Trust Portfolios L.P.;
D.O.B.: 08/72                                                                  Vice President (September 2006 to
                                                                               April 2012), Guggenheim Funds
                                                                               Investment Advisors, LLC and Claymore
                                                                               Securities, Inc.


W. Scott Jardine         Secretary and Chief         o Indefinite Term         General Counsel, First Trust
120 E. Liberty Drive,    Legal Officer                                         Advisors L.P. and First Trust
  Suite 400                                          o Since Fund              Portfolios L.P.; Secretary and
Wheaton, IL 60187                                      Inception               General Counsel, BondWave LLC;
D.O.B.: 05/60                                                                  Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist      Vice President              o Indefinite Term         Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005
  Suite 400                                          o Since December 2005     to July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                              First Trust Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher          Chief Compliance Officer    o Indefinite Term         Deputy General Counsel, First Trust Advisors L.P.,
120 E. Liberty Drive,    and Assistant Secretary                               and First Trust Portfolios L.P.
  Suite 400                                          o Chief Compliance
Wheaton, IL 60187                                      Officer Since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       Since Fund Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000.00 for 2015 and $38,000.00 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2015 and $91.91 for 2016. The fees for 2016 were for preparation of new pricing committee procedures and were the Registrant's pro-rated share of share of the fees which were spread amongst all funds in the First Trust fund complex.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2015 and $5,200 for 2016. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2015 and $0 for 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $3,000 for 2015 and $0 for 2016. The fees in 2015 were for a conversion of the fund accounting system.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2015 were $8,200 and $12,500 for the Registrant and the Registrant's investment adviser, respectively, and for 2016 were $5,200 and $13,000, for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                            o ADOPTED APRIL 11, 1997
                          o AS AMENDED FEBRUARY, 2016


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2017 proxy voting guidelines can be found at http://www.issgovernance.com/policy-gateway/2017-policy-information/

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2016

Chartwell Investment Partners, LLC ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 19 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 31 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of two portfolio managers with an average of 25 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF DECEMBER 31, 2016

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                             # of Accounts    Total Assets
                                                                                             --------------   -------------
                                                                                              Managed for      for which
                                                                                              ------------     ----------
                                                                 Total # of                 which Advisory    Advisory Fee
                                                                 -----------                ---------------   -------------
Name of Portfolio Manager or                                      Accounts       Total      Fee is Based on   is Based on
-----------------------------                                     ---------      ------     ----------------  ------------
         Team Member                   Type of Accounts*           Managed       Assets       Performance     Performance
         -----------                   -----------------           -------       ------       -----------     -----------
1.  Douglas W. Kugler           Registered Investment                  0           $0              0               $0
                                Companies:
                                Other Pooled Investment                1       $700,000            0               $0
                                Vehicles:
                                Other Accounts:                       14       $349.1Mil           0               $0

2.  Peter M. Schofield          Registered Investment                  1       $40.5 Mil           0               $0
                                Companies:
                                Other Pooled Investment                1       $600,000            0               $0
                                Vehicles:
                                Other Accounts:                       14       $349.1 Mil          0               $0

POTENTIAL CONFLICTS OF INTERESTS

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2016

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee's bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2016:

        Name of Portfolio Manager or        Dollar Range of Fund Shares
                 Team Member                    Beneficially Owned

        Douglas W. Kugler                         $50,001-100,000
        Peter M. Schofield                        $0


(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Enhanced Equity Income Fund

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 22, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.